Exhibit 99.1

cnspharma.com NASDAQ: CNSP March 2026 Investor Presentation

2 Forward Looking Statements This presentation incorporates information from materials filed with the SEC and contains forward - looking statements . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our most recent Form 10 - K as updated by any subsequent Form 10 - Q filings . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements .

3 Launch of New Corporate Growth Strategy Led By New Executive Team With a newly installed, highly experienced executive team, we are executing a decisive strategic pivot to reposition the company for long - term success. By combining disciplined capital allocation, data - driven decision making and focused execution, we are building a next - generation biotechnology company focused on high - value opportunities in neurology and oncology while driving sustainable shareholder value.

4 Investment Highlights x Formal asset search underway targeting high - value preclinical / clinical - stage programs Rapidly Executing a New Corporate Strategy Refocused the company into high - unmet - need neurology/oncology markets with strong commercial viability Purpose - Built Executive Team Highly experienced executive team with deep expertise in neurology, oncology and rare disease drug development and public company transformation x Focused on established markets with clear regulatory pathways and limited treatment options x Legacy programs being positioned for out - licensing to unlock potential non - dilutive upside Rare opportunity for public investors to participate in a venture - style strategic pivot x Lean operating structure designed for capital - efficient development x Targeting assets with strong biological rationale, differentiated profiles and near - term catalysts Focused on Value Generation Targeting novel, differentiated assets addressing indications with high unmet needs, efficient development pathways and clear milestones

5 a Rapid Execution with Key Building Blocks in Place Accomplished executive team with specific & relevant experience Strategic pivot to be built around innovative assets Targeting high - value indications with unmet needs CNS’s New Focus Committed to data - driven, capital efficient value creation Asset Development Asset Acquisition Asset Evaluation March January Rami Levin appointed CEO Pipeline analysis commenced CFO, CTO, CMO & CBO appointed New corporate strategy announced Positive Market Reaction to Recent Strategic Pivots

6 Purpose - Built Executive Team Rami Levin, MBA President & CEO 30 years of global leadership experience across oncology, CNS, rare diseases, endocrinology, and cell and gene therapy, with a proven track record of scaling organizations, advancing late - stage clinical programs, and driving transformative value creation. Eric Faulkner, MSc, MBA Chief Technology Officer Over 30 years of global biotechnology leadership across technical operations, CMC, product launch and commercialization, with deep experience advancing programs from development through regulatory approval and market launch. Lynne Kelley, MD, FACS Chief Medical Officer Over 20 years of clinical and regulatory leadership experience, guiding late - stage development programs through IND, NDA and PMA submissions, presenting to FDA advisory committees, and securing key regulatory designations across oncology and medical device platforms. Steve O’Loughlin Chief Financial Officer 20 years of corporate finance, capital markets and business development experience in the biopharmaceutical industry, with a proven track record of executing strategic transactions, securing significant non - dilutive partnerships, and supporting public company growth. Dylan Wenke, MBA Chief Business Officer Corporate development executive with deep experience originating and executing high - value licensing and strategic transactions, supporting portfolio expansion and capital formation in emerging biotech companies.

7 Outcome of Comprehensive Strategic Review Independent Analysis Across Clinical, Commercial and Capital Dimensions Underscores Need for a Disciplined Reset Legacy Pipeline Review Strong scientific merit, but GBM focus not aligned with long - term growth strategy Encouraging clinical activity in recurrent GBM supports continued development TPI 287: Advanced through randomized Phase 2 evaluation, generating meaningful data in a historically difficult indication Berubicin: Exploring out - licensing opportunities for legacy assets to advance their development Outcome of Review Defines Strategic Path Forward Executing a disciplined path forward, leveraging newly assembled executive team’s deep expertise across clinical development to identify and advance potential high - value asset Redirect corporate focus toward larger, high - value neurology/oncology markets

8 Focusing on Neurology and Oncology 1. Grand View Research. Central Nervous System Therapeutics Market Size, Share & Trends Analysis Report. Available at: https://www.grandviewresearch.com/industry - analysis/central - nervous - system - cns - therapeutic - market 2. Nova One Advisor. Oncology Drugs Market Size, Share & Trends Analysis Report. Available at:https://www.novaoneadvisor.com/rep ort /oncology - drugs - market Targeting Therapeutic Areas with Proven Investor Interest and Commercial Success, Capitalizing on the Experience of our New Executive Team Neurology Large, growing markets with significant unmet medical need • Global neurological therapeutics market exceeds $138B and continues to expand 1 • Diseases of aging driving increased prevalence of neurodegenerative disease • Advancing biology and regulatory clarity enabling new treatment approaches • Significant commercial portfolio of branded products facing LOE by 2030 Oncology Largest and most active sector in biotechnology • Global oncology therapeutics market projected to exceed $400B over the next decade 2 • Oncology represents the largest share of biotech R&D pipeline • Broad target diversity with clearly defined clinical benchmarks for success and accelerated regulatory pathways • Precision medicine enabling differentiated therapies in defined patient populations

9 28% 18% 20% 6% 5% 5% 18% Oncology Neurology I&I Metabolic Cardiovascular Opthalmology Neurology and Oncology Make Up Almost 50% of Investment and Deal Flow Oncology Neurology 457 205 Deal Volume Discovery: $1.1B Discovery: $430M ~Total Deal Value by Stage Preclinical: $2B Preclinical: $665B Phase 1: $1.8B Phase 1: $461B Phase 2: $2.4B Phase 2: $583B Phase 3: $3.8B Phase 3: $973B Active Strategic Partners Deal Flow 2022 - 2026 Sources: Company websites, press releases and CNS Pharmaceuticals, Inc. research 2025 VC Raises by Therapeutic Area

10 Defined Target Asset Profile and Diligence Process Guiding Search Objective: Identify a differentiated clinical - stage asset capable of driving meaningful long - term value Global Opportunity Search Market Assessment Differentiation Analysis Risk Mapping CNSP Program Design • Clear biological rationale and molecular basis for efficacy • Novel, and differentiated molecules • Plausible rationale for clinical benefit • Developed regulatory pathway • Patient need unmet by existing commercial products • Near - term value creation catalysts Target Asset Profile

11 Why CNSP, Why Now. Unique Opportunity to Participate in a Public Biotech Strategic Pivot New Executive Team with Proven Execution Purpose - built executive team with deep expertise across neurology, oncology and rare disease development Strategic Pivot Underway Comprehensive review defining a disciplined path forward focused on higher - value opportunities Targeting Large, High - Growth Markets Focused on neurology and oncology where innovation, regulatory pathways and strategic investment continue to accelerate Disciplined Asset Acquisition Strategy Structured search underway to identify a differentiated clinical - stage asset with near - term value catalysts Executive Team and Board Commitment to Drive Significant Near - and Long - Term Value 11

cnspharma.com NASDAQ: CNSP Investor Relations: JTC Team cnsp@jtcir.com